EOG RESOURCES, INC. AND SUBSIDIARIES


                           EXHIBITS TO FORM 10-K

                For the Fiscal Year Ended December 31, 2000

                    EOG RESOURCES, INC. AND SUBSIDIARIES

                             INDEX TO EXHIBITS

Exhibit
Number                          Description

3.1(a)     --    Restated Certificate of Incorporation (Exhibit 3.1 to
           Form S-1).

3.1(b)     --    Certificate  of Amendment of Restated Certificate  of
           Incorporation (Exhibit 4.1(b) to Form S-8 Registration Statement No. 33-52201, filed February 8, 1994).

3.1(c)     --    Certificate  of Amendment of Restated Certificate  of
           Incorporation (Exhibit 4.1(c) to Form S-8 Registration Statement No. 33-58103, filed March 15, 1995).

3.1(d) -- Certificate of Amendment of Restated Certificate of Incorporation, dated June 11, 1996 (Exhibit 3(d) to Form S-3 Registration Statement No. 333-09919, filed August 9, 1996).

3.1(e) -- Certificate of Amendment of Restated Certificate of Incorporation, dated May 7, 1997 (Exhibit 3(e) to Form S-3 Registration Statement No. 333-44785, filed January 23,
           1998).

3.1(f)     --    Certificate of Ownership and Merger, dated August 26,
           1999 (Exhibit 3.1(f) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

3.1(g) -- Certificate of Designations of Series E Junior Participating Preferred Stock, dated February 14, 2000 (Exhibit 2 to Form 8-A Registration Statement, filed February 18, 2000).

3.1(h) -- Certificate of Designation, Preferences and Rights of Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series B, dated July 19, 2000. (Exhibit 3.1(h) to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28, 2000)

3.1(i) -- Certificate of Designation, Preferences and Rights of the Flexible Money Market Cumulative Preferred Stock, Series D, dated July 25, 2000 (Exhibit 3.1(i) to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28,2000).

3.1(j) -- Certificate of Elimination of the Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series A, dated September 15, 2000 (Exhibit 3.1(j) to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28,2000)

3.1(k) -- Certificate of Elimination of the Flexible Money Market Cumulative Preferred Stock, Series C, dated September 15, 2000 (Exhibit 3.1(k) to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28,2000)

3.2 -- By-laws, dated August 23, 1989, as amended December 12, 1990, February 8, 1994, January 19, 1996,
           February 13, 1997, May 5, 1998, September 7, 1999 and February 14, 2000 (Exhibit 3.1 to EOG's Current Report on Form 8-K, filed February 18, 2000).

4.1(a)     --    Specimen  of Certificate evidencing the Common  Stock
           (Exhibit 3.3 to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

4.1(b) -- Specimen of Certificate Evidencing Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series B (Exhibit 4.3(g) to EOG's Registration Statement on Form S-4 Registration Statement No. 333-36056, filed June 7,
           2000).



INDEX TO EXHIBITS (Continued)

Exhibit
Number                          Description


4.1(c) -- Specimen of Certificate Evidencing Flexible Money Market Cumulative Preferred Stock, Series D (Exhibit 4.3(g) to EOG's Registration Statement on Form S-4
           Registration  Statement  No.  333-36416,  filed  June   12,
           2000).

4.2        --    Rights  Agreement,  dated as of  February  14,  2000,
           between EOG and First Chicago Trust Company of New York, which includes the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (Exhibit 1 to EOG's Registration Statement on Form 8-A, filed February 18, 2000).

4.3(a)     --    Amended and Restated 1994 Stock Plan (Exhibit 4.3  to
           Form   S-8  Registration  Statement  No.  33-58103,   filed
           March 15, 1995).

4.3(b) -- Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 12, 1995 (Exhibit 4.3(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1995).

4.3(c) -- Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 10, 1996 (Exhibit 4.3(a) to Form S-8 Registration Statement No. 333-20841, filed January 31, 1997).

4.3(d) -- Third Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 9, 1997 (Exhibit 4.3(d) to EOG's Annual Report on Form 10-K for the year ended December 31, 1997).

4.3(e) -- Fourth Amendment to Amended and Restated 1994 Stock Plan, dated effective as of May 5, 1998 (Exhibit 4.3(e) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

4.3(f) -- Fifth Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 8, 1998 (Exhibit 4.3(f) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

4.4        --    Form  of  Rights  Certificate  (Exhibit  3  to  EOG's
           Registration  Statement  on Form 8-A,  filed  February  18,
           2000).

4.5 -- Indenture dated as of September 1, 1991, between EOG and Chase Bank of Texas National Association (formerly, Texas Commerce Bank National Association) (Exhibit 4(a) to EOG's Registration Statement on Form S-3 Registration Statement No. 33-42640, filed September 6, 1991).

4.6 -- Indenture dated as of _________, 2000, between EOG and The Bank of New York (Exhibit 4.6 to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28, 2000).

10.2(a)    --    Stock Restriction and Registration Agreement dated as
           of August 23, 1989 (Exhibit 10.2 to Form S-1).

10.2(b) -- Amendment to Stock Restriction and Registration Agreement, dated December 9, 1997, between EOG and Enron Corp. (Exhibit 10.2(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1997).

10.3 -- Tax Allocation Agreement, entered into effective as of the Deconsolidation Date, between Enron Corp., EOG, and the subsidiaries of EOG listed therein as additional parties (Exhibit 10.3 to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

10.4(a) -- Share Exchange Agreement, dated as of July 19, 1999, between Enron Corp. and EOG (Exhibit 2 to Form S-3 Registration Statement No. 333-83533, filed July 23,
           1999).

10.4(b) -- Letter Amendment, dated July 30, 1999, to Share Exchange Agreement, between Enron Corp. and EOG (Exhibit 2.2 to EOG's Current Report on Form 8-K, filed August 31, 1999).

10.4(c) -- Letter Amendment, dated August 10, 1999, to Share Exchange Agreement, between Enron Corp. and EOG (Exhibit 2.3 to EOG's Current Report on Form 8-K, filed August 31, 1999).



INDEX TO EXHIBITS (Continued)

Exhibit
Number                          Description


*10.4(d) -- Consent Agreement between EOG, Enron Corp., Enron Finance Partners, LLC, Enron Intermediate Holdings, LLC, Enron Asset Holdings, LLC and Aeneas, LLC, dated November 28, 2000.

10.14(a)   --     1993   Nonemployee  Directors'  Stock  Option   Plan
           (Exhibit 10.14 to EOG's Annual Report on Form 10-K for the year ended December 31, 1992).

10.14(b)   --    First Amendment to 1993 Nonemployee Directors'  Stock
           Option Plan (Exhibit 10.14(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1996).

10.16 -- Interest Rate and Currency Exchange Agreement, dated as of June 1, 1991, between Enron Risk Management Services Corp. and Enron Oil & Gas Marketing, Inc. (Exhibit 10.17 to EOG's Annual Report on Form 10-K for the year ended December 31, 1991), Confirmation dated June 14, 1992 (Exhibit 10.17 to Form S-1 Registration Statement,
           No. 33-50462, filed August 5, 1992) and Confirmations dated March 25, 1991, April 25, 1991, and September 23, 1992 (assigned to Enron Risk Management Services Corp. by Enron Finance Corp. pursuant to an Assignment and Assumption Agreement, dated as of November 1, 1993, by and between Enron Finance Corp., Enron Risk Management Services Corp. and Enron Oil & Gas Marketing, Inc.). (Exhibit 10.16 to EOG's Annual Report on Form 10-K for the year ended December 31, 1993).

10.17 -- Assignment and Assumption Agreement, dated as of November 1, 1993, by and between Enron Oil & Gas Marketing, Inc., EOG and Enron Risk Management Services Corp. (Exhibit 10.17 to EOG's Annual Report on Form 10-K for the year ended December 31, 1993).

10.18 -- ISDA Master Agreement, dated as of November 1, 1993, between EOG and Enron Risk Management Services Corp., and Confirmation Nos. 1268.0, 1286.0, 1291.0, 1292.0, 1304.0,
           1305.0,  1321.0,  1335.0, 1338.0, 1370.0,  1471.0,  1485.0,
           1486.0,  1494.0,  1495.0, 1509.0, 1514.0, 1533.01,  1569.0,
           1986.0,  2217.0,  2227.0, 2278.0,  2299.0,  2372.0,  2647.0
           (Exhibit 10.18 to EOG's Annual Report on Form 10-K for the year ended December 31, 1993).

10.25      --    Enron  Corp. 1991 Stock Plan (Exhibit 10.08 to  Enron
           Corp.  Annual  Report  on  Form 10-K  for  the  year  ended
           December 31, 1991).

10.26      --    Enron  Corp.  1988 Deferral Plan  (Exhibit  10.49  to
           Form S-1).

10.28      --    Enron  Executive Supplemental Survivor Benefits  Plan
           Effective January 1, 1987 (Exhibit 10.51 to Form S-1).

10.34 -- 1992 Stock Plan (As Amended and Restated Effective June 28, 1999) (Exhibit A to EOG's Proxy Statement, dated June 4, 1999, with respect to EOG's Annual Meeting of Shareholders).

10.60      --    Services  Agreement, dated January 1,  1997,  between
           Enron Corp. and EOG (Exhibit 10.60 to EOG's Annual Report on Form 10-K for the year ended December 31, 1997).

10.61 -- Equity Participation and Business Opportunity Agreement, dated December 9, 1997, between EOG and Enron Corp. (Exhibit 10 to Form S-3 Registration Statement No. 333-44785, filed January 23, 1998).

10.63(a)   --    1996 Deferral Plan (Exhibit 10.63(a) to EOG's  Annual
           Report on Form 10-K for the year ended December 31, 1997).

10.63(b) -- First Amendment to 1996 Deferral Plan, dated effective as of December 9, 1997 (Exhibit 10.63(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1997).

10.63(c) -- Second Amendment to 1996 Deferral Plan, dated effective as of December 8, 1998 (Exhibit 10.63(c) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).



INDEX TO EXHIBITS (Continued)

Exhibit
Number                          Description


10.64(a)   --     Executive  Employment  Agreement  between  EOG   and
           Mark G. Papa, effective as of November 1, 1997 (Exhibit 10.64 to EOG's Annual Report on Form 10-K for the year ended December 31, 1997).

10.64(b) -- First Amendment to Executive Employment Agreement between EOG and Mark G. Papa, effective as of February 1, 1999 (Exhibit 10.64(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

10.64(c) -- Second Amendment to Executive Agreement between EOG and Mark G. Papa, effective as of June 28, 1999 (Exhibit 10.64(c) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.65(a) -- Executive Employment Agreement between EOG and Edmund P. Segner, III, effective as of September 1, 1998 (Exhibit 10.65(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

10.65(b) -- First Amendment to Executive Employment Agreement between EOG and Edmund P. Segner, III, effective as of February 1, 1999 (Exhibit 10.65(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

10.65(c) -- Second Amendment to Executive Employment Agreement between EOG and Edmund P. Segner, III, effective as of June 28, 1999 (Exhibit 10.65(c) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.66(a) -- Executive Employment Agreement between EOG and Barry Hunsaker, Jr., effective as of September 1, 1998 (Exhibit 10.66(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.66(b) -- First Amendment to Executive Employment Agreement between EOG and Barry Hunsaker, Jr., effective as of December 21, 1998 (Exhibit 10.66(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.66(c) -- Second Amendment to Executive Employment Agreement between EOG and Barry Hunsaker, Jr., effective as of February 1, 1999 (Exhibit 10.66(c) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.67(a) -- Executive Employment Agreement between EOG and Loren M Leiker, effective as of March 1, 1998 (Exhibit 10.67(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.67(b) -- First Amendment to Executive Employment Agreement between EOG and Loren M. Leiker, effective as of February 1, 1999 (Exhibit 10.67(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.68(a) -- Executive Employment Agreement between EOG and Gary L. Thomas, effective as of September 1, 1998 (Exhibit 10.68(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.68(b) -- First Amendment to Executive Employment Agreement between EOG and Gary L. Thomas, effective as of February 1, 1999 (Exhibit 10.68(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

*12        --    Computation of Ratio of Earnings to Fixed Charges and
           Combined Fixed Charges and Preferred Dividends.

*13        --   Annual Report to Shareholders

*21        --   List of subsidiaries.

*23.1      --   Consent of DeGolyer and MacNaughton.

 23.2      --    Opinion of DeGolyer and MacNaughton dated February 8,
           2000 (Exhibit 23.2 to EOG's Current Report on Form 8-K, filed on February 27, 2001).



INDEX TO EXHIBITS (Continued)

Exhibit
Number                          Description


*23.3      --   Consent of Arthur Andersen LLP.

*24        --   Powers of Attorney.